                                                            EXHIBIT NO. 99.2(a)

                            Rules And Regulations
                       Money Market Variable Account

                                 General

         1.1 The name of MMVA is Money Market Variable Account ("MMVA"). Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") may assign an additional name to MMVA for marketing purposes including "Compass", "Beacon" or otherwise in connection with certain contracts which participate in the investment experience of MMVA. Sun Life (U.S.) will notify the Board of Managers of any such assignment of name(s). Sun Life (U.S.) also has the right to withdraw permission to use any such names from MMVA at any time upon notice to the Board of Managers.


         1.2 The Rules and Regulations for MMVA may be amended from time to time by the corporation action of Sun Life (U.S.), either by its Board of Directors or by its duly authorized officers.

                                Board Of Managers

         2.1 A Board of  Managers  of not less than three (3) nor more than nine
(9) members shall be initially appointed by Sun Life (U.S.). Thereafter the Board of Managers shall be elected by ballot at a special meeting of the owners of and payees under contracts participating in MMVA. Each member shall hold office until a successor is elected and qualified or until earlier resignation or removal.

         2.2 The initial Board of Managers shall consist of five (5) members. Thereafter, the Board of Managers shall determine from time to time the number of members to be elected, subject to 2.1 above.

         2.3 At least a majority of the members of the Board of Managers shall be persons who are not officers or employees or other interested persons of MMVA or of Sun Life (U.S.) or any affiliate of Sun Life (U.S.).

         2.4 If any vacancies shall occur in the Board of Managers by reason of resignation, removal or otherwise, or if the authorized number of members shall be increased, the members then in office shall continue to act, and such vacancies or newly created managerships may be filled by a majority of the members then in office, although less than a quorum, provided that immediately after filling such vacancy at least two-thirds of the members then holding office shall have been elected to such office by the owners of and payees under contracts participating in MMVA. In the event that at any time, other than the time preceding the first special meeting of the owners of and payees under contracts participating in MMVA, less than a majority of the members holding office at that time were so elected by the owners and payees, a meeting of the owners and payees shall be held promptly and in any event within ninety (90) days for the purpose of electing members to fill any existing vacancies in the Board of Managers unless the Securities and Exchange Commission shall by order extend such period.

         2.5 The Board of Managers may provide for the holding of regular or special meetings and fix their time and place.

         2.6 At all meetings of the Board of Managers, the presence of a majority of the members then in office shall constitute a quorum for the transaction of business, provided that there shall be present no less than one-third of the total number of members authorized. In the absence of a quorum, a majority of the members present may adjourn the meeting until a quorum shall be present. When a quorum is present, a majority of the members present shall decide any questions brought before such meeting except as otherwise provided by applicable law or by these Rules and Regulations.

         2.7 Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all members of the Board of Managers consent thereof in writing and such consent is filed with the minutes of the proceedings of the Board of Managers.

         2.8 Members of the Board of Managers may participate in a meeting of such Board by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participating in a meeting pursuant to this section shall constitute presence in person at such a meeting.

         2.9 The Board of Managers has the following duties, responsibilities and powers:

         (a)      To  approve  an  agreement  or  agreements   with  respect  to
                  investment management, supervision and custody of the assets of MMVA.

         (b) To recommend any changes deemed appropriate in the fundamental investment policy and investment objectives of MMVA.

         (c) To approve an agreement or agreements for the offering and sale of contracts participating in the investment experience of MMVA.

         (d) To annually select and approve independent auditors whose initial selection shall be submitted for ratification or rejection by the contract owners.

         (e)      To  supervise  the   investment  of  the  assets  of  MMVA  in
                  accordance  with  the  investment  objectives,   policies  and
                  restrictions of MMVA.

         (f) To enter into such other agreements and to take all actions necessary or proper in connection with the operation or management of MMVA.

         2.10 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), or two or more of its members to constitute a subcommittee or subcommittees which, when the Board of Managers is not in session, shall have all the powers of the Board of Managers except as otherwise provided by the Board of Managers or by law.

         2.11 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), the fees to be paid to members of the Board of Managers and authorize their expenses, except that members of the Board of Managers who are also directors, officers or employees of Sun Life (U.S.) or any affiliated person thereof shall not be paid any fee. In no event shall the fees payable to a member of the Board of Managers exceed three thousand dollars ($3,000) per annum.

                            Meetings of Owners/Payees

         3.1 No annual meeting of owners of and payees under contracts participating in the investment experience of MMVA shall be held. It shall be the policy of MMVA to hold only such special meetings of owners of and payees under contracts participating in the investment experience of MMVA as shall be necessary under applicable law, rules and regulations. To the extent that action by the Board of Managers can satisfy applicable law, rules and regulations, it shall be taken in lieu of action by owners and payees at special meetings.

         3.2 Special meetings of the owners and payees may be called at any time by the Chairman of the Board of Managers or by a majority of the Board of Managers then in office.

         3.3 All meetings of the owners and payees shall be held in Wellesley, Massachusetts, except that the Board of Managers may fix a different place of meeting which shall be specified in each notice or waiver of notice of the meeting.

         3.4 A written notice stating the place, date and hour of each meeting of the owners and payees and the purpose or purposes for which the meeting is called, shall be given by mail not less than ten (10) nor more than forty (40) days before the date of the meeting to each owner and payee entitled to vote at the meeting. Such notice shall be directed to each owner and payee at the address appearing on the records of Sun Life (U.S.).

         3.5 The Board of Managers shall fix a record date for the determination of the owner and payees entitled to vote provided that such record date shall not be more than sixty (60) days nor less than twenty (20) days before the date of any meeting. Only owners of record of and payees under contracts participating in the investment experience of MMVA on the record date shall be entitled to notice of the meeting, and only owners of and payees under contracts outstanding on the date of such meeting shall be entitled to vote. The person shown in the records of Sun Life (U.S.) as the owner of a contract participating in the investment experience of MMVA shall be regarded as the owner of such contract.

         3.6 At all meetings of owners and payees, there shall be present, either in person or by proxy, owners and payees entitled to case twenty-five percent (25%) of the total number o votes entitled to be cast as the meeting in order to constitute a quorum for the transaction business. However, if the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, is required for action to be taken on any matter to be brought before the meeting, there shall be present, either in person or by proxy, owners and payees entitled to cast more than fifty percent (50%) of such total number of votes in order to constitute the quorum. If a quorum is not present, owners and payees present in person or by proxy and entitled to vote at such meeting or if no such owner or payee is present, any person entitled to preside at such meeting may adjourn the meeting and, at any such adjourned meeting, if a quorum is present, any business may be transacted that might have been transacted at the meeting originally called.

         3.7 Except as otherwise provided, a majority of the votes cast at a meeting by the owners and payees entitled to vote shall decide any question to be brought before such meeting, except that elections of the members of the Board of Managers shall be by a plurality of the votes cast at a meeting by the owners and payees entitled to vote.

         3.8 Each owner and payee entitled to vote may vote either in person or by proxy executed in writing by the owner or payee or by the owner's or payee's attorney-in-fact. A proxy for any meeting shall be valid for the adjournment of that meeting.

                                    Officers

         4.1 The Board of Managers may elect the Chairman and Secretary and may also from time to time elect one or more Vice Presidents and Assistant Secretaries as it deems expedient.

         4.2 The Chairman shall be the Chief Executive Officer of MMVA and shall have general charge and direction of the business of MMVA, subject to control of the Board of Managers.

         4.3 The Secretary shall keep the minutes of the meetings of the contract owners and the Board of Managers and shall give notice of all such meetings required in these Rules and Regulations.

         4.4 Each officer shall serve in term for which he or she is elected until his or her successor is duly elected and qualified, or until his or her death or until he or she shall have resigned or have been removed. Any officer may be removed by the Board at any time with or without cause and with or without notice of hearing. Vacancies among officers shall be filled by the Board of Managers.

                                    Fiscal Year

         5.0 The fiscal year for MMVA shall be the calendar year.

                          Rules And Regulations
                      High Yield Variable Account

                                  General

         1.1 The name of the Account is High Yield Variable Account ("HYVA"). Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") may assign an additional name to HYVA for marketing purposes including "Compass", "Beacon" or otherwise in connection with certain contracts which participate in the investment experience of HYVA. Sun Life (U.S.) will notify the Board of Managers of any such assignment of name(s). Sun Life (U.S.) also has the right to withdraw permission to use any such names from HYVA at any time upon notice to the Board of Managers.


         1.2 The Rules and Regulations for HYVA may be amended from time to time by the corporation action of Sun Life (U.S.), either by its Board of Directors or by its duly authorized officers.

                             Board Of Managers

         2.1 A Board of  Managers  of not less than three (3) nor more than nine
(9) members shall be initially appointed by Sun Life (U.S.). Thereafter the Board of Managers shall be elected by ballot at a special meeting of the owners of and payees under contracts participating in HYVA. Each member shall hold office until a successor is elected and qualified or until earlier resignation or removal.

         2.2 The initial Board of Managers shall consist of five (5) members. Thereafter, the Board of Managers shall determine from time to time the number of members to be elected, subject to 2.1 above.

         2.3 At least a majority of the members of the Board of Managers shall be persons who are not officers or employees or other interested persons of HYVA or of Sun Life (U.S.) or any affiliate of Sun Life (U.S.).

         2.4 If any vacancies shall occur in the Board of Managers by reason of resignation, removal or otherwise, or if the authorized number of members shall be increased, the members then in office shall continue to act, and such vacancies or newly created managerships may be filled by a majority of the members then in office, although less than a quorum, provided that immediately after filling such vacancy at least two-thirds of the members then holding office shall have been elected to such office by the owners of and payees under contracts participating in HYVA. In the event that at any time, other than the time preceding the first special meeting of the owners of and payees under contracts participating in HYVA, less than a majority of the members holding office at that time were so elected by the owners and payees, a meeting of the owners and payees shall be held promptly and in any event within ninety (90) days for the purpose of electing members to fill any existing vacancies in the Board of Managers unless the Securities and Exchange Commission shall by order extend such period.

         2.5 The Board of Managers may provide for the holding of regular or special meetings and fix their time and place.

         2.6 At all meetings of the Board of Managers, the presence of a majority of the members then in office shall constitute a quorum for the transaction of business, provided that there shall be present no less than one-third of the total number of members authorized. In the absence of a quorum, a majority of the members present may adjourn the meeting until a quorum shall be present. When a quorum is present, a majority of the members present shall decide any questions brought before such meeting except as otherwise provided by applicable law or by these Rules and Regulations.

         2.7 Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all members of the Board of Managers consent thereof in writing and such consent is filed with the minutes of the proceedings of the Board of Managers.

         2.8 Members of the Board of Managers may participate in a meeting of such Board by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participating in a meeting pursuant to this section shall constitute presence in person at such a meeting.

         2.9 The Board of Managers has the following duties, responsibilities and powers:

         (a)      To  approve  an  agreement  or  agreements   with  respect  to
                  investment management, supervision and custody of the assets of HYVA.

         (b) To recommend any changes deemed appropriate in the fundamental investment policy and investment objectives of HYVA.

         (c) To approve an agreement or agreements for the offering and sale of contracts participating in the investment experience of HYVA.

         (d) To annually select and approve independent auditors whose initial selection shall be submitted for ratification or rejection by the contract owners.

         (e)      To  supervise  the   investment  of  the  assets  of  HYVA  in
                  accordance  with  the  investment  objectives,   policies  and
                  restrictions of HYVA.

         (f) To enter into such other agreements and to take all actions necessary or proper in connection with the operation or management of HYVA.

         2.10 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), or two or more of its members to constitute a subcommittee or subcommittees which, when the Board of Managers is not in session, shall have all the powers of the Board of Managers except as otherwise provided by the Board of Managers or by law.

         2.11 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), the fees to be paid to members of the Board of Managers and authorize their expenses, except that members of the Board of Managers who are also directors, officers or employees of Sun Life (U.S.) or any affiliated person thereof shall not be paid any fee. In no event shall the fees payable to a member of the Board of Managers exceed three thousand dollars ($3,000) per annum.

                          Meetings of Owners/Payees

         3.1 No annual meeting of owners of and payees under contracts participating in the investment experience of HYVA shall be held. It shall be the policy of HYVA to hold only such special meetings of owners of and payees under contracts participating in the investment experience of HYVA as shall be necessary under applicable law, rules and regulations. To the extent that action by the Board of Managers can satisfy applicable law, rules and regulations, it shall be taken in lieu of action by owners and payees at special meetings.

         3.2 Special meetings of the owners and payees may be called at any time by the Chairman of the Board of Managers or by a majority of the Board of Managers then in office.

         3.3 All meetings of the owners and payees shall be held in Wellesley, Massachusetts, except that the Board of Managers may fix a different place of meeting which shall be specified in each notice or waiver of notice of the meeting.

         3.4 A written notice stating the place, date and hour of each meeting of the owners and payees and the purpose or purposes for which the meeting is called, shall be given by mail not less than ten (10) nor more than forty (40) days before the date of the meeting to each owner and payee entitled to vote at the meeting. Such notice shall be directed to each owner and payee at the address appearing on the records of Sun Life (U.S.).

         3.5 The Board of Managers shall fix a record date for the determination of the owner and payees entitled to vote provided that such record date shall not be more than sixty (60) days nor less than twenty (20) days before the date of any meeting. Only owners of record of and payees under contracts participating in the investment experience of HYVA on the record date shall be entitled to notice of the meeting, and only owners of and payees under contracts outstanding on the date of such meeting shall be entitled to vote. The person shown in the records of Sun Life (U.S.) as the owner of a contract participating in the investment experience of HYVA shall be regarded as the owner of such contract.

         3.6 At all meetings of owners and payees, there shall be present, either in person or by proxy, owners and payees entitled to case twenty-five percent (25%) of the total number o votes entitled to be cast as the meeting in order to constitute a quorum for the transaction business. However, if the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, is required for action to be taken on any matter to be brought before the meeting, there shall be present, either in person or by proxy, owners and payees entitled to cast more than fifty percent (50%) of such total number of votes in order to constitute the quorum. If a quorum is not present, owners and payees present in person or by proxy and entitled to vote at such meeting or if no such owner or payee is present, any person entitled to preside at such meeting may adjourn the meeting and, at any such adjourned meeting, if a quorum is present, any business may be transacted that might have been transacted at the meeting originally called.

         3.7 Except as otherwise provided, a majority of the votes cast at a meeting by the owners and payees entitled to vote shall decide any question to be brought before such meeting, except that elections of the members of the Board of Managers shall be by a plurality of the votes cast at a meeting by the owners and payees entitled to vote.

         3.8 Each owner and payee entitled to vote may vote either in person or by proxy executed in writing by the owner or payee or by the owner's or payee's attorney-in-fact. A proxy for any meeting shall be valid for the adjournment of that meeting.

                                    Officers

         4.1 The Board of Managers may elect the Chairman and Secretary and may also from time to time elect one or more Vice Presidents and Assistant Secretaries as it deems expedient.

         4.2 The Chairman shall be the Chief Executive Officer of HYVA and shall have general charge and direction of the business of HYVA, subject to control of the Board of Managers.

         4.3 The Secretary shall keep the minutes of the meetings of the contract owners and the Board of Managers and shall give notice of all such meetings required in these Rules and Regulations.

         4.4 Each officer shall serve in term for which he or she is elected until his or her successor is duly elected and qualified, or until his or her death or until he or she shall have resigned or have been removed. Any officer may be removed by the Board at any time with or without cause and with or without notice of hearing. Vacancies among officers shall be filled by the Board of Managers.

                                  Fiscal Year

         5.0 The fiscal year for HYVA shall be the calendar year.

                          Rules And Regulations
                 Capital Appreciation Variable Account

                                 General

        1.1 The name of the Account is Capital Appreciation Variable Account ("CAVA"). Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") may assign an additional name to CAVA for marketing purposes including "Compass", "Beacon" or otherwise in connection with certain contracts which participate in the investment experience of CAVA. Sun Life (U.S.) will notify the Board of Managers of any such assignment of name(s). Sun Life (U.S.) also has the right to withdraw permission to use any such names from the Account at any time upon notice to the Board of Managers.


         1.2 The Rules and Regulations for CAVA may be amended from time to time by the corporation action of Sun Life (U.S.), either by its Board of Directors or by its duly authorized officers.

                            Board Of Managers

         2.1 A Board of  Managers  of not less than three (3) nor more than nine
(9) members shall be initially appointed by Sun Life (U.S.). Thereafter the Board of Managers shall be elected by ballot at a special meeting of the owners of and payees under contracts participating in CAVA. Each member shall hold office until a successor is elected and qualified or until earlier resignation or removal.

         2.2 The initial Board of Managers shall consist of five (5) members. Thereafter, the Board of Managers shall determine from time to time the number of members to be elected, subject to 2.1 above.

         2.3 At least a majority of the members of the Board of Managers shall be persons who are not officers or employees or other interested persons of CAVA or of Sun Life (U.S.) or any affiliate of Sun Life (U.S.).

         2.4 If any vacancies shall occur in the Board of Managers by reason of resignation, removal or otherwise, or if the authorized number of members shall be increased, the members then in office shall continue to act, and such vacancies or newly created managerships may be filled by a majority of the members then in office, although less than a quorum, provided that immediately after filling such vacancy at least two-thirds of the members then holding office shall have been elected to such office by the owners of and payees under contracts participating in CAVA. In the event that at any time, other than the time preceding the first special meeting of the owners of and payees under contracts participating in CAVA, less than a majority of the members holding office at that time were so elected by the owners and payees, a meeting of the owners and payees shall be held promptly and in any event within ninety (90) days for the purpose of electing members to fill any existing vacancies in the Board of Managers unless the Securities and Exchange Commission shall by order extend such period.

         2.5 The Board of Managers may provide for the holding of regular or special meetings and fix their time and place.

         2.6 At all meetings of the Board of Managers, the presence of a majority of the members then in office shall constitute a quorum for the transaction of business, provided that there shall be present no less than one-third of the total number of members authorized. In the absence of a quorum, a majority of the members present may adjourn the meeting until a quorum shall be present. When a quorum is present, a majority of the members present shall decide any questions brought before such meeting except as otherwise provided by applicable law or by these Rules and Regulations.

         2.7 Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all members of the Board of Managers consent thereof in writing and such consent is filed with the minutes of the proceedings of the Board of Managers.

         2.8 Members of the Board of Managers may participate in a meeting of such Board by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participating in a meeting pursuant to this section shall constitute presence in person at such a meeting.

         2.9 The Board of Managers has the following duties, responsibilities and powers:

         (a)      To  approve  an  agreement  or  agreements   with  respect  to
                  investment management, supervision and custody of the assets of CAVA.

         (b) To recommend any changes deemed appropriate in the fundamental investment policy and investment objectives of CAVA.

         (c) To approve an agreement or agreements for the offering and sale of contracts participating in the investment experience of CAVA.

         (d) To annually select and approve independent auditors whose initial selection shall be submitted for ratification or rejection by the contract owners.

         (e)      To  supervise  the   investment  of  the  assets  of  CAVA  in
                  accordance  with  the  investment  objectives,   policies  and
                  restrictions of CAVA.

         (f) To enter into such other agreements and to take all actions necessary or proper in connection with the operation or management of CAVA.

         2.10 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), or two or more of its members to constitute a subcommittee or subcommittees which, when the Board of Managers is not in session, shall have all the powers of the Board of Managers except as otherwise provided by the Board of Managers or by law.

         2.11 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), the fees to be paid to members of the Board of Managers and authorize their expenses, except that members of the Board of Managers who are also directors, officers or employees of Sun Life (U.S.) or any affiliated person thereof shall not be paid any fee. In no event shall the fees payable to a member of the Board of Managers exceed three thousand dollars ($3,000) per annum.

                         Meetings of Owners/Payees

         3.1 No annual meeting of owners of and payees under contracts participating in the investment experience of CAVA shall be held. It shall be the policy of CAVA to hold only such special meetings of owners of and payees under contracts participating in the investment experience of CAVA as shall be necessary under applicable law, rules and regulations. To the extent that action by the Board of Managers can satisfy applicable law, rules and regulations, it shall be taken in lieu of action by owners and payees at special meetings.

         3.2 Special meetings of the owners and payees may be called at any time by the Chairman of the Board of Managers or by a majority of the Board of Managers then in office.

         3.3 All meetings of the owners and payees shall be held in Wellesley, Massachusetts, except that the Board of Managers may fix a different place of meeting which shall be specified in each notice or waiver of notice of the meeting.

         3.4 A written notice stating the place, date and hour of each meeting of the owners and payees and the purpose or purposes for which the meeting is called, shall be given by mail not less than ten (10) nor more than forty (40) days before the date of the meeting to each owner and payee entitled to vote at the meeting. Such notice shall be directed to each owner and payee at the address appearing on the records of Sun Life (U.S.).

         3.5 The Board of Managers shall fix a record date for the determination of the owner and payees entitled to vote provided that such record date shall not be more than sixty (60) days nor less than twenty (20) days before the date of any meeting. Only owners of record of and payees under contracts participating in the investment experience of CAVA on the record date shall be entitled to notice of the meeting, and only owners of and payees under contracts outstanding on the date of such meeting shall be entitled to vote. The person shown in the records of Sun Life (U.S.) as the owner of a contract participating in the investment experience of CAVA shall be regarded as the owner of such contract.

         3.6 At all meetings of owners and payees, there shall be present, either in person or by proxy, owners and payees entitled to case twenty-five percent (25%) of the total number o votes entitled to be cast as the meeting in order to constitute a quorum for the transaction business. However, if the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, is required for action to be taken on any matter to be brought before the meeting, there shall be present, either in person or by proxy, owners and payees entitled to cast more than fifty percent (50%) of such total number of votes in order to constitute the quorum. If a quorum is not present, owners and payees present in person or by proxy and entitled to vote at such meeting or if no such owner or payee is present, any person entitled to preside at such meeting may adjourn the meeting and, at any such adjourned meeting, if a quorum is present, any business may be transacted that might have been transacted at the meeting originally called.

         3.7 Except as otherwise provided, a majority of the votes cast at a meeting by the owners and payees entitled to vote shall decide any question to be brought before such meeting, except that elections of the members of the Board of Managers shall be by a plurality of the votes cast at a meeting by the owners and payees entitled to vote.

         3.8 Each owner and payee entitled to vote may vote either in person or by proxy executed in writing by the owner or payee or by the owner's or payee's attorney-in-fact. A proxy for any meeting shall be valid for the adjournment of that meeting.

                                     Officers

         4.1 The Board of Managers may elect the Chairman and Secretary and may also from time to time elect one or more Vice Presidents and Assistant Secretaries as it deems expedient.

         4.2 The Chairman shall be the Chief Executive Officer of CAVA and shall have general charge and direction of the business of CAVA, subject to control of the Board of Managers.

         4.3 The Secretary shall keep the minutes of the meetings of the contract owners and the Board of Managers and shall give notice of all such meetings required in these Rules and Regulations.

         4.4 Each officer shall serve in term for which he or she is elected until his or her successor is duly elected and qualified, or until his or her death or until he or she shall have resigned or have been removed. Any officer may be removed by the Board at any time with or without cause and with or without notice of hearing. Vacancies among officers shall be filled by the Board of Managers.

                                  Fiscal Year

         5.0 The fiscal year for CAVA shall be the calendar year.

                               Rules And Regulations
                      Government Guaranteed Variable Account

                                      General

         1.1 The name of the Account is Government Guaranteed Variable Account ("GGVA"). Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") may assign an additional name to GGVA for marketing purposes including "Compass", "Beacon" or otherwise in connection with certain contracts which participate in the investment experience of GGVA. Sun Life (U.S.) will notify the Board of Managers of any such assignment of name(s). Sun Life (U.S.) also has the right to withdraw permission to use any such names from GGVA at any time upon notice to the Board of Managers.


         1.2 The Rules and Regulations for GGVA may be amended from time to time by the corporation action of Sun Life (U.S.), either by its Board of Directors or by its duly authorized officers.

                                 Board Of Managers

         2.1 A Board of  Managers  of not less than three (3) nor more than nine
(9) members shall be initially appointed by Sun Life (U.S.). Thereafter the Board of Managers shall be elected by ballot at a special meeting of the owners of and payees under contracts participating in GGVA. Each member shall hold office until a successor is elected and qualified or until earlier resignation or removal.

         2.2 The initial Board of Managers shall consist of five (5) members. Thereafter, the Board of Managers shall determine from time to time the number of members to be elected, subject to 2.1 above.

         2.3 At least a majority of the members of the Board of Managers shall be persons who are not officers or employees or other interested persons of GGVA or of Sun Life (U.S.) or any affiliate of Sun Life (U.S.).

         2.4 If any vacancies shall occur in the Board of Managers by reason of resignation, removal or otherwise, or if the authorized number of members shall be increased, the members then in office shall continue to act, and such vacancies or newly created managerships may be filled by a majority of the members then in office, although less than a quorum, provided that immediately after filling such vacancy at least two-thirds of the members then holding office shall have been elected to such office by the owners of and payees under contracts participating in GGVA. In the event that at any time, other than the time preceding the first special meeting of the owners of and payees under contracts participating in GGVA, less than a majority of the members holding office at that time were so elected by the owners and payees, a meeting of the owners and payees shall be held promptly and in any event within ninety (90) days for the purpose of electing members to fill any existing vacancies in the Board of Managers unless the Securities and Exchange Commission shall by order extend such period.

         2.5 The Board of Managers may provide for the holding of regular or special meetings and fix their time and place.

         2.6 At all meetings of the Board of Managers, the presence of a majority of the members then in office shall constitute a quorum for the transaction of business, provided that there shall be present no less than one-third of the total number of members authorized. In the absence of a quorum, a majority of the members present may adjourn the meeting until a quorum shall be present. When a quorum is present, a majority of the members present shall decide any questions brought before such meeting except as otherwise provided by applicable law or by these Rules and Regulations.

         2.7 Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all members of the Board of Managers consent thereof in writing and such consent is filed with the minutes of the proceedings of the Board of Managers.

         2.8 Members of the Board of Managers may participate in a meeting of such Board by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participating in a meeting pursuant to this section shall constitute presence in person at such a meeting.

         2.9 The Board of Managers has the following duties, responsibilities and powers:

         (a)      To  approve  an  agreement  or  agreements   with  respect  to
                  investment management, supervision and custody of the assets of GGVA.

         (b) To recommend any changes deemed appropriate in the fundamental investment policy and investment objectives of GGVA.

         (c) To approve an agreement or agreements for the offering and sale of contracts participating in the investment experience of GGVA.

         (d) To annually select and approve independent auditors whose initial selection shall be submitted for ratification or rejection by the contract owners.

         (e)      To  supervise  the   investment  of  the  assets  of  GGVA  in
                  accordance  with  the  investment  objectives,   policies  and
                  restrictions of GGVA.

         (f) To enter into such other agreements and to take all actions necessary or proper in connection with the operation or management of GGVA.

         2.10 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), or two or more of its members to constitute a subcommittee or subcommittees which, when the Board of Managers is not in session, shall have all the powers of the Board of Managers except as otherwise provided by the Board of Managers or by law.

         2.11 The Board of Managers may designate, by resolution adopted by a majority of the Board of Managers, including a majority of the members who are not affiliated with Sun Life (U.S.), the fees to be paid to members of the Board of Managers and authorize their expenses, except that members of the Board of Managers who are also directors, officers or employees of Sun Life (U.S.) or any affiliated person thereof shall not be paid any fee. In no event shall the fees payable to a member of the Board of Managers exceed three thousand dollars ($3,000) per annum.

                           Meetings of Owners/Payees

         3.1 No annual meeting of owners of and payees under contracts participating in the investment experience of GGVA shall be held. It shall be the policy of GGVA to hold only such special meetings of owners of and payees under contracts participating in the investment experience of GGVA as shall be necessary under applicable law, rules and regulations. To the extent that action by the Board of Managers can satisfy applicable law, rules and regulations, it shall be taken in lieu of action by owners and payees at special meetings.

         3.2 Special meetings of the owners and payees may be called at any time by the Chairman of the Board of Managers or by a majority of the Board of Managers then in office.

         3.3 All meetings of the owners and payees shall be held in Wellesley, Massachusetts, except that the Board of Managers may fix a different place of meeting which shall be specified in each notice or waiver of notice of the meeting.

         3.4 A written notice stating the place, date and hour of each meeting of the owners and payees and the purpose or purposes for which the meeting is called, shall be given by mail not less than ten (10) nor more than forty (40) days before the date of the meeting to each owner and payee entitled to vote at the meeting. Such notice shall be directed to each owner and payee at the address appearing on the records of Sun Life (U.S.).

         3.5 The Board of Managers shall fix a record date for the determination of the owner and payees entitled to vote provided that such record date shall not be more than sixty (60) days nor less than twenty (20) days before the date of any meeting. Only owners of record of and payees under contracts participating in the investment experience of GGVA on the record date shall be entitled to notice of the meeting, and only owners of and payees under contracts outstanding on the date of such meeting shall be entitled to vote. The person shown in the records of Sun Life (U.S.) as the owner of a contract participating in the investment experience of GGVA shall be regarded as the owner of such contract.

         3.6 At all meetings of owners and payees, there shall be present, either in person or by proxy, owners and payees entitled to case twenty-five percent (25%) of the total number o votes entitled to be cast as the meeting in order to constitute a quorum for the transaction business. However, if the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, is required for action to be taken on any matter to be brought before the meeting, there shall be present, either in person or by proxy, owners and payees entitled to cast more than fifty percent (50%) of such total number of votes in order to constitute the quorum. If a quorum is not present, owners and payees present in person or by proxy and entitled to vote at such meeting or if no such owner or payee is present, any person entitled to preside at such meeting may adjourn the meeting and, at any such adjourned meeting, if a quorum is present, any business may be transacted that might have been transacted at the meeting originally called.

         3.7 Except as otherwise provided, a majority of the votes cast at a meeting by the owners and payees entitled to vote shall decide any question to be brought before such meeting, except that elections of the members of the Board of Managers shall be by a plurality of the votes cast at a meeting by the owners and payees entitled to vote.

         3.8 Each owner and payee entitled to vote may vote either in person or by proxy executed in writing by the owner or payee or by the owner's or payee's attorney-in-fact. A proxy for any meeting shall be valid for the adjournment of that meeting.

                                     Officers

         4.1 The Board of Managers may elect the Chairman and Secretary and may also from time to time elect one or more Vice Presidents and Assistant Secretaries as it deems expedient.

         4.2 The Chairman shall be the Chief Executive Officer of GGVA and shall have general charge and direction of the business of GGVA, subject to control of the Board of Managers.

         4.3 The Secretary shall keep the minutes of the meetings of the contract owners and the Board of Managers and shall give notice of all such meetings required in these Rules and Regulations.

         4.4 Each officer shall serve in term for which he or she is elected until his or her successor is duly elected and qualified, or until his or her death or until he or she shall have resigned or have been removed. Any officer may be removed by the Board at any time with or without cause and with or without notice of hearing. Vacancies among officers shall be filled by the Board of Managers.

                                     Fiscal Year

         5.0 The fiscal year for GGVA shall be the calendar year.